UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 1, 2013

IRONWOOD GOLD CORP.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-53267	74-3207792
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

123 West Nye Ln., Ste. 129
Carson City, Nevada	89706
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 1-888-356-4942

Former name or Former Address, if Changed Since Last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 1, 2013, Ironwood Gold Corp. (the “Company”) issued 4,000,000 shares of the Company’s common stock, par value, $0.001, to Behzad Shayanfar, the Company’s current Chief Executive Officer, Interim Chief Financial Officer and a member of the Company’s Board of Directors, as consideration for services provided to the Company.

On March 1, 2013, we issued 400,000 shares of the Company’s common stock, par value $0.001, to Keith P. Brill, a member of the Company’s Board of Directors, as consideration for services provided to the Company as a member of the Board of Directors.

The issuance of the shares to Messrs. Shayanfar and Brill was effected without registration in reliance on the exemption afforded by Regulation D and/or Section 4(2) of the Securities Act of 1933, as amended, and the rules promulgated thereunder.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRONWOOD GOLD CORP.

Date: March 4, 2013	By:	/s/ Behzad Shayanfar
Behzad Shayanfar
Chief Executive Officer